SUMMIT MUTUAL FUNDS, INC.                     EX-99.906 CERT
ITEM 10(2) TO FORM N-CSR

                   SECTION 906 CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Summit Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Apex Series of Summit Mutual Funds, Inc. for the period ended March 31, 2005 fully complies with the re-quirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Apex Series of Summit Mutual Funds, Inc.


/s/ Steven R. Sutermeister              /s/ Thomas G. Knipper
-------------------------------------   -------------------------
Steven R. Sutermeister                  Thomas G. Knipper
President and Chief Executive Officer   Vice President, Controller
Summit Mutual Funds, Inc.               and Chief Compliance Officer
                                        Summit Mutual Funds, Inc.